UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 6, 2021

American Water Works Company, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-34028

Delaware	51-0063696
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
1 Water Street
Camden, NJ 08102-1658
(Address of principal executive offices, including zip code)
(856) 955-4001
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	AWK	New York Stock Exchange

Item 7.01.    Regulation FD Disclosure.
On April 7, 2021, Pennsylvania-American Water Company (“PAWC”), a subsidiary of American Water Works Company, Inc. (the “Company”), issued a press release announcing that it has entered into an Asset Purchase Agreement, dated as of April 6, 2021 (the “Agreement”), with the York Sewer Authority (the “Seller”), the City of York (the “City”), and PAWC, with respect to the purchase of the Seller’s public wastewater collection and treatment system assets (the “System Assets”). The System Assets provide wastewater service for approximately 45,000 customer connections in the City of York and seven municipalities that are parties to certain bulk service agreements with the Seller. Additional information regarding the Agreement and the transactions contemplated thereby is included in response to Item 8.01 to this Current Report on Form 8-K. A copy of the press release has been included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in response to this Item 7.01.
The information furnished in response to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.    Other Events.
Effective April 6, 2021, PAWC entered into the Agreement with the Seller and City, whereby PAWC is to acquire (the “System Purchase”) substantially all of the System Assets for a total purchase price of approximately $235 million in cash, plus an amount of average daily revenue calculated for the period between the final meter reading and the date of closing (collectively, the “Purchase Price”). Approximately $20 million of the Purchase Price is to be paid to the Seller within 60 days in the form of a deposit that is refundable in the event the Agreement is terminated prior to closing of the System Purchase. The Agreement was approved by the City’s Council on March 2, 2021 and approved by the Seller on March 24, 2021. The Agreement was executed under Pennsylvania’s Act 12 of 2016 (“Act 12”), which permits a municipality to voluntarily sell the assets of its water or wastewater system for the assets’ fair market value, as determined in accordance with Act 12.
PAWC is seeking to close the System Purchase by the end of 2021 or the first quarter of 2022, subject to obtaining the required prior approval of the Pennsylvania Public Utility Commission (the “PaPUC”). If the closing of the System Purchase does not occur one year after the date that an application with the PaPUC to approve the System Purchase is filed and accepted as complete by the PaPUC, and the statutory six-month period for PaPUC final action has been initiated, either the Seller or PAWC may terminate the Agreement so long as the terminating party is not in breach of its obligations under the Agreement. In addition, either the Seller or PAWC has a right to extend the termination date once by up to 90 days to obtain a required governmental approval.
Cautionary Statement Concerning Forward-Looking Statements
Certain statements included in this Current Report on Form 8-K are forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. In some cases, these forward-looking statements can be identified by words with prospective meanings such as “intend,” “plan,” “estimate,” “believe,” “anticipate,” “expect,” “predict,” “project,” “propose,” “assume,” “forecast,” “likely,” “uncertain,” “outlook,” “future,” “pending,” “goal,” “objective,” “potential,” “continue,” “seek to,” “may,” “can,” “should,” “will” and “could,” or the negative of such terms or other variations or similar expressions. Forward-looking statements relate to, among other things, the ability to complete the closing of the System Purchase and the anticipated closing date; the ability of the parties to satisfy closing and other conditions related to the System Purchase; and the ability of the parties to obtain required regulatory and other approvals and consents. These forward-looking statements are predictions based on the Company’s current expectations and assumptions regarding future events. They are not guarantees or assurances of any outcomes, performance or achievements, and readers are cautioned not to place undue reliance upon them. The forward-looking statements are subject to a number of estimates and assumptions, and known and unknown risks, uncertainties and other factors. Actual results may differ materially from those discussed in the forward-looking statements included in this Current Report on Form 8-K as a result of the factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, as filed with the Securities and Exchange Commission (the “SEC”) on February 24, 2021, and other filings with the SEC, and additional risks and uncertainties, including with respect to (1) obtaining the regulatory and other approvals and consents required to complete the System Purchase, including without limitation the prior approval of the PaPUC; (2) the result of the fair market value appraisal of the System Assets required by Act 12; (3) satisfying other conditions to the closing of the System Purchase; (4) the occurrence of benefits and synergies expected or predicted to occur as a result of the completion of the System Purchase; (5) unexpected costs, liabilities or delays associated with the System Purchase or the integration of the System Assets; (6) regulatory, legislative, local or municipal actions affecting the water and wastewater industries, which could adversely affect

PAWC; and (7) other economic, business and other factors.
These forward-looking statements are qualified by, and should be read together with, the risks and uncertainties set forth above and the risk factors included in the Company’s annual and quarterly reports as filed with the SEC, and readers should refer to such risks, uncertainties and risk factors in evaluating such forward-looking statements. Any forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company does not have any obligation or intention to update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as otherwise required by the federal securities laws. New factors emerge from time to time, and it is not possible for us to predict all such factors. Furthermore, it may not be possible to assess the impact of any such factor on the Company’s or PAWC’s business, either viewed independently or together, or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. The foregoing factors should not be construed as exhaustive.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

The following exhibits to this Current Report have been provided herewith (as noted below):

Exhibit No.	Description
99.1*	Press Release, dated April 7, 2021, issued by PAWC.
104	Cover Page Interactive Data File (the cover page XBRL tags are included and formatted as Inline XBRL).
* Furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN WATER WORKS COMPANY, INC.

Dated:	April 7, 2021	By:	/s/ M. SUSAN HARDWICK
M. Susan Hardwick
Executive Vice President and Chief Financial Officer
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